SECOND AMENDMENT TO STOCKHOLDERS' AGREEMENT

          THIS SECOND AMENDMENT, dated as of December 10, 2004 (this "Amendment"), to the STOCKHOLDERS' AGREEMENT, dated as of June 13, 2003 (the "Agreement"), by and among NationsRent Companies, Inc., a Delaware corporation (the "Company") and the stockholders (the "Stockholders") listed on the signature pages thereto as amended by that certain First Amendment to the Stockholders' Agreement, dated as of July 9, 2003. Capitalized terms not defined herein shall have the meaning set forth in the Agreement.

           WHEREAS, the parties to the Agreement have determined that it is in the best interest of the Company and its stockholders to amend the Agreement as set forth herein.

          NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants herein contained, the Agreement is hereby amended as follows:

ARTICLE I

AMENDMENT TO THE AGREEMENT

          Section 1.1 Amendments to Article 1. Section 1.9 of the Agreement is hereby amended by deleting such Section in its entirety and replacing such Section 1.9 with the following:

"1.9 "Permitted Transferee" shall mean (i) the spouse, siblings, parents, the natural and legally adopted children, descendents (including the issue of such Original Common Stockholder's spouse, including by adoption) of an Original Common Stockholder; (ii) any Stockholder or any Affiliate of a Stockholder; (iii) the executors, administrators, testamentary trustees, legatees, beneficiaries or successors by testamentary or intestate succession of an Original Common Stockholder; (iv) a trust or custodianship, the beneficiaries of which include only Original Common Stockholders or their Permitted Transferees as herein defined; (v) any Person, who as of June 13, 2003, was a creditor of an Original Common Stockholder and who receives or is entitled to receive, in satisfaction of any obligations owed by such Original Common Stockholder to such creditor in connection with a transaction entered into prior to June 13, 2003, any Securities held by such Original Common Stockholder; and (vi) a corporation, partnership or other entity, the stockholders, limited and general partners or other equity owners of which include (and continue to include during the term such entity holds any equity interest in the Company) only Permitted Transferees as defined herein.

ARTICLE II

MISCELLANEOUS

          Section 2.1 Ratification; Effect of Amendment. Except as expressly amended hereby, all of the provisions of the Agreement shall remain unamended and in full force and effect to the same extent as if fully set forth herein. As of the effective date of this Amendment, the Agreement shall be amended as provided herein and the Agreement, as amended, shall be binding on all parties thereto.

          Section 2.2 Governing Law. This Amendment is to be governed by and construed in accordance with the laws of the State of Delaware applicable to agreements between Delaware residents entered into and to be performed entirely within Delaware.

          Section 2.3 Separate Counterparts. This Amendment may be executed by the parties hereto in separate counterparts (including executed counterparts delivered and exchanged by facsimile transmission), each of which shall be deemed an original but all of which shall together constitute one and the same instrument.

[Signature page follows]

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

THE COMPANY: NATIONSRENT COMPANIES, INC. By: /s/ Joseph H. Izhakoff Name: Joseph H. Izhakoff Title: Executive Vice President, General Counsel and Secretary

COMMON AND PREFERRED STOCKHOLDERS: AG RENTAL, L.L.C.

By: AG Private Equity Partners II, LP
By: AG Funds, LP

By: /s/ Michael L. Gordon
Name: Michael L. Gordon
Title: Authorized Signatory

BAUPOST GROUP SECURITIES, LLC
BAUPOST PRIVATE INVESTMENTS A-1, L.L.C.
BAUPOST PRIVATE INVESTMENTS B-1, L.L.C.
BAUPOST PRIVATE INVESTMENTS C-1, L.L.C.
BAUPOST PRIVATE INVESTMENTS H-1, L.L.C.
BAUPOST PRIVATE INVESTMENTS P-1, L.L.C.
BAUPOST PRIVATE INVESTMENTS Y-1, L.L.C.
BAUPOST PRIVATE INVESTMENTS BVI-1, L.L.C.
BAUPOST PRIVATE INVESTMENTS BVII-1, L.L.C.
BAUPOST PRIVATE INVESTMENTS BVIII-1, L.L.C.

By: /s/ Thomas W. Blumenthal
Name: Thomas W. Blumenthal
Title: Managing Director

BEAR, STEARNS & CO, INC.

By: /s/ Paul Marhan
Name: Paul Marhan
Title: Senior Managing Director

CYPRESSTREE INVESTMENT PARTNERS I, LTD.

By: /s/ Preston I. Carnes, Jr.
Name: Preston I. Carnes, Jr.
Title: Managing Director

ERSTE BANK

By: /s/ Bryan J. Lync
Name: Bryan J. Lynch
Title: First Vice President

FIRST ALL AMERICA FINANCIAL LIFE

By: /s/ Preston I. Carnes, Jr.
Name: Preston I. Carnes, Jr.
Title: Managing Director

JACQUELINE FROST

By: /s/ Jacqueline Frost
Name: Jacqueline Frost

FSC CORP.

By: /s/ Jason Cipriani
Name: Jason Cipriani
Title: Vice President

JAMES A. HAID

By: /s/ James A. Haid
Name: James A. Haid

RONALD HALCHISHAK

By: /s/ Ronald Halchishak
Name: Ronald Halchishak

KRIS E. HANSEL

By: /s/ Kris E. Hansel
Name: Kris E. Hansel

FRANCIS X. HASSIS

By: /s/ Francis X. Hassis
Name: Francis X. Hassis

ANDREW HINES

By: /s/ Andrew Hines
Name: Andrew Hines

THOMAS J. HOYER

By: /s/ Thomas J. Hoyer
Name: Thomas J. Hoyer

JOSEPH H. IZHAKOFF

By: /s/ Joseph H. Izhakoff
Name: Joseph H. Izhakoff

JP MORGAN CHASE BANK

By: /s/ Stanley Lim
Name: Stanley Lim
Title: Authorized Signatory

JOHN L. JACKSON

By: /s/ John L. Jackson
Name: John L. Jackson

IRVING LEVINE

By: /s/ Irving Levine
Name: Irving Levine

JOHN D. MALONE

By: /s/ John D. Malone
Name: John D. Malone

MORGAN GUARANTY TRUST CO.

By: /s/ Anna Marie Greer
Name: Anna Marie Greer
Title: Vice President

NATIONSRENT UNSECURED CREDITOR'S LIQUIDATING TRUST

By: /s/ Perry Mandarino
Name: Perry Mandarino
Title: Liquidating Trustee

PHOENIX FUNDING I, LLC

By: /s/ Douglas M. Suliman, Jr.
Name: Douglas M. Suliman, Jr.
Title: Managing Member

FERNANDO PINERA

By: /s/ Fernando Pinera
Name: Fernando Pinera

THOMAS J. PUTMAN

By: /s/ Thomas J. Putman
Name: Thomas J. Putman

BRYAN T. RICH

By: /s/ Bryan T. Rich
Name: Bryan T. Rich

GREG A. ROSENBAUM

By: /s/ Greg A. Rosenbaum
Name: Greg A. Rosenbaum

JOHN C. SCHERER

By: /s/ John C. Scherer
Name: John C. Scherer

CHARLES H. SNYDER

By: /s/ Charles H. Snyder
Name: Charles H. Snyder

WILLIAM STEWART

By: /s/ William Stewart
Name: William Stewart

TIMOTHY C. STOMMEL

By: /s/ Timothy C. Stommel
Name: Timothy C. Stommel

DOUGLAS M. SULIMAN, JR.

By: /s/ Douglas M. Suliman, Jr.
Name: Douglas M. Suliman, Jr.

THE BANK OF NOVA SCOTIA

By: /s/ Ronald Dooley
Name: Ronald Dooley
Title: Director

Exhibit A

JP Morgan Chase Bank 270 Park Avenue New York, NY 10017 Attention: Michael Kerrane Telephone: (212) 270-6479 Facsimile: (212) 270-7968 Email: michael.kerrane@jpmorgan.com	Baupost Group Securities, LLC. 10 St. James Avenue Suite 2000 Boston , MA 02116 Attention: Jim Mooney Telephone: (617) 497-6680 Facsimile: n/a Email: jfm@baupost.com

Bear, Stearns & Co, Inc. 383 Madison Avenue 8th Floor New York, NY 10179 Attention: Paul Marhan (Primary) Telephone: (212) 272-7836 Facsimile: (212) 272-8079 Email: pmarhan@bear.com	FSC Corp. 175 Federal Street, 11/F Boston, MA 02110 Attention: John J. Quintal Telephone: (617) 434-7891 Facsimile: (617) 434-6175 Email: john_quintal@fleet.com

CypressTree Investment Partners I, Ltd. First All America Financial Life 8 Fanueil Hall, #4 Boston, MA 02109 Attention: n/a Telephone: (617) 646-0633 Facsimile: (617) 646-0646	Erste Bank 280 Park Avenue, 32nd Floor New York, NY 10017 Attention: Lynne McCarthy (Primary) Telephone: (212) 984-5632 Facsimile: (212) 984-5626 Email: lymccarthy@erstebank.com

Morgan Guaranty Trust Co.
270 Park Avenue, 20th Floor
New York, NY 10017
Attention: Anna Marie Greer and
                  Antoine Munfa
Telephone: (212) 270-0332
Facsimile: n/a
Email: annamarie.greer@jpmorgan.com
Email: antoine.r.munfa@jpmorgan.com	NationsRent Unsecured Creditor's
Liquidating Trust
Traxi LLC
212 West 34th Street
New York, NY 10001
Attention: Perry Mandarino
Telephone: (212) 465-1935
Facsimile: (212) 465-1919
Email: pmandarino@traxi.com

The Bank of Nova Scotia
One Liberty Plaza
New York, NY 10006
Attention: Ronald Dooley (primary) and
                   Norman Gillespie
Telephone: (212) 225-6405
Facsimile: (212) 225-5205
Email: ronald_dooley@scotiacapital.com
Email: norm_gillespie@scotiacapital.com	Phoenix Funding I, LLC
c/o NationsRent, Inc.
450 East Las Olas Boulevard, 14th Floor
Fort Lauderdale, FL 33301
Attention: Douglas M. Suliman, Jr.
Telephone: (954) 759-5845
Facsimile: (954) 760-6575
Email: dsuliman@nationsrent.com

AG Rental, L.L.C. 245 Park Avenue, 26th Floor New York, NY 10167 Attention: Connie Fong Telephone: (212) 692-2046	John Malone 417 N.E. 17th Way Fort Lauderdale, FL 33301 Telephone: (954)0527-4140

Jacqueline Frost 7502 Appalachian Lane Parkland, FL 33067	James Haid 2060 Sea Island Drive Fort Lauderdale, FL 33301

Ronald Halchishak 712 Huckleberry Trail Nashville, TN 37221	Kris Hansel 2690 Edgewater Court Weston, FL 33332

Francis X. Hassis 1009 Silverwood Court Keller, TX 76248	Andrew Hines 28 Stoneleigh Park Westfield NJ 07090

Thomas Hoyer 6201 NW 120th Drive Coral Springs, FL 33076	Joseph Izhakoff 2200 NE 201st Street North Miami Beach, FL 33180

John Jackson 1627 Hillstone Avenue Escondido, CA 92029	Irving Levine 45 Marguerite Drive Rancho Palos Verdes, CA 90275

Fernando Pinera 541 SW 24th Road Miami, FL 33129	Thomas Putman 2512 Barcelona Drive Fort Lauderdale, FL 33301

Bryan Rich 19111 Collins Avenue, #1108 Sunny Isles, FL 33160	Greg Rosenbaum 9140 Vendome Drive Bethesda, MD 20817-4021

John Scherer 7520 Cypress Head Parkland, FL 33067	Charles Snyder 2430 N.E. 35th St. Lighthouse Point, FL 33064

William Stewart 123 Stiles Road Boylston, MA 01505	Timothy Stommel 6345 Iris Avenue Cincinnati, OH 45213

Douglas Suliman, Jr. 101 Lake Street Sherborn, MA 01770